Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Form 10-K of Employers Holding, Inc. (the ‘‘Company’’) for the year ended December 31, 2006, as filed with Securities and Exchange Commission on the date hereof (the ‘‘Report’’), as Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ WILLIAM E. YOCKE

Name:	William E. Yocke

Title:	Executive Vice President and Chief Financial Officer Employers Holdings, Inc.

Date:	March 14, 2008